UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 30, 2025
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Revenue Officer

On May 30, 2025 (the “Effective Date”), the Board of Directors (the “Board”) of Simulations Plus, Inc. (the “Company”) appointed John DiBella as Chief Revenue Officer of the Company, effective immediately.

Prior to his appointment as Chief Revenue Officer of the Company, Mr. DiBella, age 45, had served as the Company’s Business Unit President, PBPK and Cheminformatics Solutions since January 2024. Mr. DiBella joined the Company in June 2003 as a Modeling & Simulations Scientist, initially spending time working on the development of the GastroPlus® and DDDPlus™ software platforms, as well as serving as a technical lead on consulting projects for sponsor companies. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist, where he eventually took over the Marketing and Sales Department and worked as Director until February 2012. Mr. DiBella was appointed Vice President of Marketing and Sales of the Company in March 2012. In September 2017, Mr. DiBella was appointed Division President of the Simulations Plus Division, and in connection with the Company’s internal reorganization, his title was changed to Business Unit President of PBPK and Cheminformatics Solutions. Mr. DiBella leads our strategic efforts, hosts workshops, and presents at conferences globally. Mr. DiBella holds a bachelor’s and master’s degree in biomedical engineering from Case Western Reserve University.

No changes were made to Mr. DiBella’s existing employment agreement and compensation with his appointment as Chief Revenue Officer.

Departure of Chief Revenue Officer

On the Effective Date, the Company and Daniel Szot, the Company’s Chief Revenue Officer, mutually agreed to Mr. Szot’s separation from the Company, to take effect at the end of the third fiscal quarter which allows for smooth transition as Mr. Szot seeks to pursue other opportunities.

Other Officer Changes

On the Effective Date, the Company also made the following leadership changes, effective immediately:

Will Frederick, currently Chief Financial Officer and Chief Operating Officer, assumes the new role of Executive Vice President and Chief Financial Officer. Mr. Frederick served as Chief Financial Officer and Chief Operational Officer since January 2024 and previously served as Chief Financial Officer since joining the Company in December 2020.

Josh Fohey, currently Senior Vice President, Operations, assumes the new role of Chief Operating Officer. Mr. Fohey served as Senior Vice President, Operations since January 2024. Mr. Fohey joined the Company in 2019 as Director of Operations and was promoted to Vice President, Operations in 2020. In his new role, Mr. Fohey reports to Shawn O’Connor, Chief Executive Officer.

Jill Fiedler-Kelly, currently Business Unit Co-President, Clinical Pharmacology & Pharmacometric Solutions, assumes the new role of Interim President, Services Solutions. Ms. Fiedler-Kelly served as Business Unit Co-President, Clinical Pharmacology & Pharmacometric Solutions since January 2024. Ms. Fiedler-Kelly joined the Company in September 2014 with the acquisition of Cognigen Corporation. In October 2019, she was appointed Division President of the Cognigen Division.

Dr. Jonathan Chauvin, currently Business Unit Co-President, Clinical Pharmacology & Pharmacometric Solutions, assumes the new role of Co-Chief Product and Technology Officer. Dr. Chauvin served as Business Unit Co-President, Clinical Pharmacology & Pharmacometric Solutions since January 2024. Dr. Chauvin joined the Company in April 2020 with the acquisition of Lixoft and was appointed Division President of the Lixoft Division.

Erik Guffrey, currently Chief Technology Officer, Adaptive Learning & Insights and Medical Communications Products, assumes the new role of Co-Chief Product and Technology Officer. Mr. Guffrey joined the Company in June 2024 with the acquisition of Pro-ficiency and was appointed Chief Technology Officer, Clinical Simulations & Medical Communications Division. In August 2024 he was appointed Chief Technology Officer, Adaptive Learning & Insights and Medical Communications Products.

Steven Chang, currently Business Unit President, Quantitative Systems Pharmacology Solutions, assumes the new role of Global Head of Strategic Alliances. Mr. Chang served as Business Unit President, Quantitative Systems Pharmacology Solutions since August 2024. Mr. Chang joined the Company in June 2023 with the acquisition of Immunetrics and was appointed Division President of the Immunetrics Division. In his new role, Mr. Chang reports to John DiBella, Chief Revenue Officer and Interim Chief Marketing Officer.

Jenna Rouse, currently Business Unit President, Adaptive Learning & Insights, assumes the new role of Global Head of Clinical Operations. Ms. Rouse served as Business Unit President, Adaptive Learning & Insights since August 2024. Ms. Rouse joined the Company in June 2024 with the acquisition of Pro-ficiency and was appointed Chief Clinical Markets Officer of the Clinical Simulations Division. In her new role, Ms. Rouse reports to John DiBella, Chief Revenue Officer and Interim Chief Marketing Officer.

Murry Alper, currently Business Unit President, Medical Communications, assumes the new role of Global Head of Medical Communications. Mr. Alper served as Business Unit President, Medical Communications since August 2024. Mr. Alper joined the Company in June 2024 with the acquisition of Pro-ficiency and was appointed Chief Medical and Commercial Markets Officer of the Medical Communications Division. In his new role, Mr. Alper reports to John DiBella, Chief Revenue Officer and Interim Chief Marketing Officer.

No changes were made to any of the above employees’ existing employment agreements or compensation with these changes. There are no familial relationships between any director or officer of the Company.

Item 2.05    Costs Associated with Exit or Disposal Activities

On the Effective Date, the Company restructured its operations to reduce its workforce and implemented focused cost reductions across the Company to enhance its operational efficiency and reduce operating expenses. The reduction in workforce will decrease overall headcount by approximately 23 employees, which represents approximately 10% of full-time employees as of the Effective Date. The Company estimates that it will incur approximately $0.7 million in charges in connection with the restructuring, consisting of severance payments, employee benefits, and related costs, substantially all of which the Company expects to incur in the fiscal year ending August 31, 2025. The reduction in workforce and cost reductions being implemented are expected to reduce operating expenses by approximately $4.3 million on an annualized basis.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the estimated costs of the Company’s cost savings initiative, including the timing of such costs. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause such results to differ materially from those projected, including risks ordinarily incident to workforce reductions. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended August 31, 2024 and the Company’s other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to the Company as of the date hereof. The Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: June 2, 2025	By: /s/ Will Frederick
Will Frederick
Executive Vice President and Chief Financial Officer
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